EXHIBIT 10.10

                             SUBSCRIPTION AGREEMENT

      This Subscription Agreement (this "AGREEMENT") is entered into as of November 3, 2004 by and among Franklin Capital Corporation, a Delaware corporation (together with its successors and permitted assigns, the "ISSUER"), and the undersigned investors (each, together with its successors and permitted assigns, the "INVESTOR" and collectively, together with their successors and permitted assigns, the "INVESTORS"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in SECTION 9.1.

                                    RECITALS

      Subject to the terms and conditions of this Agreement, the Investors desire to subscribe for and purchase, and the Issuer desires to issue and sell to the Investors, certain shares of the Issuer's common stock, par value $1.00 per share (the "COMMON STOCK"), and certain warrants to purchase shares of Common Stock. The Issuer is offering an aggregate of 625,000 shares of Common Stock, together with warrants to purchase 312,500 shares of Common Stock issuable upon the exercise of warrants, in a private placement to the Investors at a purchase price of $8.00 per share and on the other terms and conditions contained in this Agreement (the "Offering"), PROVIDED that the Issuer reserves the right to issue and sell a lesser or greater number of shares or warrants.

                               TERMS OF AGREEMENT

      In consideration of the mutual representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1. SUBSCRIPTION AND ISSUANCE OF COMMON STOCK AND WARRANTS.

      1.1 SUBSCRIPTION AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Issuer shall issue and sell to each Investor, and each Investor subscribes for and shall purchase from the Issuer, that number of shares of Common Stock set forth on such Investor's counterpart signature page hereof (the "SHARES") and a warrant in substantially the form attached hereto as EXHIBIT A (each, a "WARRANT" and collectively, the "WARRANTS") to purchase that number of additional shares of Common Stock (the "WARRANT SHARES" and, together with the Shares and the Warrants, the "SECURITIES") equal to fifty percent (50%) of the aggregate number of Shares being purchased by such Investor pursuant to this Agreement, for the aggregate purchase price set forth on such counterpart signature page, which aggregate purchase price shall be equal to the product of the number of Shares subscribed for by such Investor multiplied by the per share purchase price specified in the above Recitals to this Agreement (the "PURCHASE PRICE"). Except to the extent permitted under the 1940 Act, as long as the Issuer is a BDC, the Shares and the Warrants will not be separately transferable.

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      1.2 LEGENDS.

            (a) Any certificate or certificates representing the Shares or Warrant Shares shall bear the following legend, in addition to any legend that may be required by any Requirements of Law:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE BEING ISSUED TOGETHER WITH WARRANTS TO PURCHASE ADDITIONAL SHARES OF COMMON STOCK OF THE ISSUER PURSUANT TO A SUBSCRIPTION AGREEMENT WITH THE ISSUER DATED AS OF NOVEMBER 3, 2004, A COPY OF WHICH IS ON FILE WITH THE ISSUER. EXCEPT TO THE EXTENT PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), AS LONG AS THE ISSUER IS A
            BUSINESS DEVELOPMENT COMPANY UNDER THE 1940 ACT, THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE WARRANT ISSUED HEREWITH UNDER SUCH SUBSCRIPTION AGREEMENT WILL NOT BE SEPARATELY TRANSFERABLE.

            IN ADDITION, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

            (b) The Warrant shall bear the following legend, in addition to any legend that may be required by any Requirements of Law:

            THIS WARRANT IS BEING ISSUED TOGETHER WITH SHARES OF COMMON STOCK OF THE ISSUER PURSUANT TO A SUBSCRIPTION AGREEMENT WITH THE ISSUER DATED AS OF NOVEMBER 3, 2004, A COPY OF WHICH IS ON FILE WITH THE ISSUER. EXCEPT TO THE EXTENT PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), AS LONG AS THE ISSUER IS A BUSINESS DEVELOPMENT COMPANY UNDER THE 1940 ACT, THIS WARRANT AND THE SHARES ISSUED HEREWITH UNDER SUCH SUBSCRIPTION AGREEMENT WILL NOT BE SEPARATELY TRANSFERABLE.

            IN ADDITION, NEITHER THIS WARRANT NOR THE SHARES OF


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

            COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE FORM AND SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.

2. CLOSING.

      2.1 CLOSING. The closing of the transactions contemplated herein (the "CLOSING") shall take place on or about November 3, 2004 at the offices of Paul, Hastings, Janofsky & Walker LLP, counsel for the Issuer, located at 3579 Valley Centre Drive, San Diego, California 92130; PROVIDED that, subject to the satisfaction of the conditions set forth in SECTION 8, the Issuer reserves the right, in its sole discretion, to change the date of the Closing. At the
Closing: (i) each Investor participating in such Closing shall pay to the Issuer, by wire transfer of immediately available funds to an account designated in writing by the Issuer, the Purchase Price for the Shares and Warrant being purchased by such Investor hereunder; (ii) the Issuer shall issue to each such Investor the Shares being purchased by the Investor hereunder and shall deliver or cause to be delivered to such Investor a certificate or certificates representing such Shares and a Warrant duly registered in the name of such Investor, as specified on the signature pages hereto; and (iii) all other actions referred to in this Agreement which are required to be taken at such Closing shall be taken and all other agreements and documents referred to in this Agreement that are required for such Closing shall be executed and delivered.

      2.2 ADDITIONAL CLOSINGS. At any time following the Closing, the Issuer may sell such additional Securities as it deems appropriate in its sole discretion to any additional investor or investors (each, an "ADDITIONAL INVESTOR") at one or more additional closing(s) pursuant to this Agreement (each, an "ADDITIONAL CLOSING"). With respect to each Additional Closing, the Issuer, the Investors and each Additional Investor agree that: (i) the sale and purchase of Securities at such Additional Closing shall be made on the terms and conditions set forth in this Agreement; (ii) at such Additional Closing, each Additional Investor participating in such Additional Closing shall pay to the Issuer, by wire transfer of immediately available funds to an account designated in writing by the Issuer, the Purchase Price for the Shares and Warrant being purchased by such Additional Investor hereunder; (iii) at such Additional Closing, the Issuer shall issue to each such Additional Investor the Shares being purchased by the Additional Investor hereunder and shall deliver or cause to be delivered to such Additional Investor a certificate or certificates representing such Shares and a Warrant duly registered in the name of


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

such Additional Investor, as specified on such Additional Investor's counterpart signature page hereto; (iv) the representations and warranties of the Issuer set forth in SECTION 3 shall speak only as of the Closing and the Issuer shall have no obligation to update any such representation or warranty, or any disclosure set forth in the Disclosure Schedule (as defined below) relating to such representation or warranty, based on events occurring following the Closing; and
(v) the  representations  and warranties of the Additional Investor set forth in
SECTION 4 shall speak as of such Additional Closing. In connection with the foregoing, notwithstanding anything to the contrary set forth herein, this Agreement may be amended by the Issuer without the consent of the Investors to include any Additional Investor as a party hereto upon the execution by such Additional Investor of a counterpart signature page hereto, and upon any such execution by such Additional Investor of a counterpart signature page hereto, such Additional Investor shall be deemed to be an "Investor" for all purposes under this Agreement.

      2.3 TERMINATION. This Agreement may be terminated at any time prior to the
Closing:

            (a) by mutual written consent of the Issuer and the Investors purchasing a majority of the Shares issued in connection with the Offering (the "MAJORITY INVESTORS");

            (b) by the Majority Investors, upon a materially inaccurate representation or breach of any material warranty, covenant or agreement on the part of the Issuer set forth in this Agreement, in either case such that the conditions in SECTION 8.1 would be reasonably incapable of being satisfied on or prior to the date of the Closing; or

            (c) by the Issuer, upon a materially inaccurate representation or breach of any material warranty, covenant or agreement on the part of any Investor set forth in this Agreement, in either case such that the conditions in
SECTION 8.2 would be reasonably incapable of being satisfied on or prior to the date of the Closing; PROVIDED that in the event of any such materially inaccurate representation or breach by an Investor, the Issuer reserves the right not to issue and sell the Shares and Warrant to any such Investor at the Closing in lieu of terminating the Agreement.

      2.4 EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to SECTION 2.3, this Agreement shall forthwith become void, there shall be no liability on the part of the Issuer or the Investors to each other and all rights and obligations of any party hereto shall cease; PROVIDED that nothing herein shall relieve any party from liability for the willful breach of any of its representations and warranties, covenants or agreements set forth in this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

      As a material inducement to the Investors to enter into this Agreement and subscribe for and purchase the Shares, the Issuer represents and warrants to the Investors as follows, EXCEPT, IN THE CASE OF EACH REPRESENTATION AND WARRANTY, AS SET FORTH IN THE DISCLOSURE SCHEDULE DELIVERED TO EACH INVESTOR IN CONNECTION WITH SUCH INVESTOR'S INVESTMENT IN THE SECURITIES (the "DISCLOSURE SCHEDULE"):

      3.1 CORPORATE STATUS. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Issuer has full corporate power and authority to own and hold its properties and to conduct its business as described in the SEC


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

Reports. The Issuer is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business requires qualification, except for any failure to be so qualified or be in good standing that would not have a Material Adverse Effect on the Issuer. The Issuer is subject to the provisions of the 1940 Act applicable to a BDC.

      3.2 CORPORATE POWER AND AUTHORITY. The Issuer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. At or prior to the Closing, the Issuer will have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

      3.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by the Issuer and (assuming it has been duly authorized, executed and delivered by each Investor) constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity, and except for the indemnity provisions of
ARTICLE 7 of this Agreement, which may not be enforceable based upon public policy considerations. When executed and delivered pursuant to the terms of this Agreement, the Warrants will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

      3.4 NO VIOLATION. The execution and delivery by the Issuer of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Issuer with the terms and provisions hereof (including, without limitation, the Issuer's issuance to the Investors of the Securities as contemplated by and in accordance with this Agreement), will not: (i) to the Issuer's Knowledge, result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) any material Contract to which the Issuer is a party (except to the extent such a default or acceleration would not reasonably be expected to have a Material Adverse Effect on the Issuer); (ii) materially violate any Requirement of Law applicable to the Issuer, or result in the creation or imposition of any material Lien upon any of the capital stock, properties or assets of the Issuer (except where such violations of any Requirement of Law or creations or impositions of any Liens would not reasonably be expected to have a Material Adverse Effect on the Issuer); or (iii) violate the Certificate of Incorporation or Bylaws of the Issuer. To the Issuer's Knowledge, the Issuer is neither: (a) in default under or in violation of any material Contract to which it is a party or by which it or any of its properties is bound, nor (b) in violation of any order of any Governmental Authority, which, in the case of CLAUSES (I) and (II), would reasonably be expected to have a Material Adverse Effect on the Issuer.

      3.5 CONSENTS/APPROVALS. Except for the filing of a registration statement in accordance with ARTICLE 6 hereof, filings with the SEC as may be required in connection with an


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

Incidental Registration, and filings with the SEC, the securities commissions of the states in which the Securities are to be issued and the American Stock Exchange (the "AMEX"), no consents, filings, authorizations or other actions of any Governmental Authority are required to be obtained or made by the Issuer for the Issuer's execution, delivery and performance of this Agreement which have not already been obtained or made. No consent, approval, waiver or other action by any Person under any material Contract to which the Issuer is a party or by which the Issuer or any of its properties or assets are bound is required or necessary for the execution, delivery or performance by the Issuer of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents would not reasonably be expected to have a Material Adverse Effect on the Issuer.

      3.6 VALID ISSUANCE OF SHARES AND WARRANT SHARES. Upon payment of the Purchase Price by the Investors and delivery to the Investors of the certificates for the Shares, such Shares will be validly issued, fully paid and non-assessable and will be free and clear of all Liens imposed by the Issuer. Upon the exercise of the Warrants and the payment of the exercise price pursuant to such Warrants by the holders thereof, the Warrant Shares will be validly issued, fully paid and non-assessable and will be free and clear of all Liens imposed by the Issuer.

      3.7 SEC FILINGS. The Issuer has timely made all filings required to be made by it under the Exchange Act. The Issuer has delivered or made accessible to the Investor true, accurate and complete copies of the SEC Reports which, when filed, complied in all material respects with all applicable requirements of the Exchange Act and, if and to the extent applicable, the 1940 Act and the rules and regulations of the SEC thereunder applicable to the SEC Reports. None of the SEC Reports, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made. To the Issuer's Knowledge, the Issuer has filed in a timely manner all documents that the Issuer was required to file under the Exchange Act during the twelve (12) months preceding the date of this Agreement. Each balance sheet included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Issuer as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations of the Issuer for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to adjustments which might be required as a result of year end audit and except as otherwise stated therein).

      3.8 CAPITALIZATION. As of the Closing, the authorized capital stock of the Issuer will consist of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. All issued and outstanding shares of capital stock of the Issuer have been, and as of the Closing will be, duly authorized and validly issued and are (or, as of the Closing, will be) fully paid and non-assessable, have been issued in compliance with all applicable state and federal securities laws in all material respects and were not issued in violation of, or subject to, any preemptive, subscription or other similar rights of any stockholder of the Issuer. As of September 23, 2004, 1,046,350 shares of Common Stock and 10,950 shares of Preferred Stock were issued and outstanding. There are no agreements to which the Issuer is a party or preemptive rights affecting the Common Stock or equity securities of the Issuer under which the Issuer is bound,


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and no outstanding  options,  warrants or rights to acquire from the Issuer,  or instruments convertible into or exchangeable for, or agreements or, to its Knowledge, understandings with respect to, the sale or issuance by the Issuer of any shares of Common Stock or other equity securities of the Issuer.

      3.9 MATERIAL CHANGES. Except as set forth in or contemplated by the SEC Reports or as otherwise contemplated herein, since June 30, 2004, there has been no Material Adverse Effect in respect of the Issuer. Except as set forth in or contemplated by the SEC Reports, since June 30, 2004, there has not been: (i) any direct or indirect redemption, purchase or other acquisition by the Issuer of any shares of the Common Stock; (ii) any declaration, setting aside or payment of any dividend or other distribution by the Issuer with respect to the Common Stock; (iii) any material liabilities (absolute, accrued or contingent) incurred or assumed by the Issuer, other than current liabilities incurred in the ordinary course of business, liabilities under Contracts entered into in the ordinary course of business, and liabilities not required to be reflected on the Issuer's financial statements pursuant to GAAP or required to disclosed in the SEC Reports; (iv) any Lien or adverse claim on any of the Issuer's material properties or assets, except for Liens for taxes not yet due and payable or otherwise in the ordinary course of business; (v) any sale, assignment or transfer by the Issuer of any of its material assets, tangible or intangible, except in the ordinary course of business; (vi) any default by the Issuer in the payment of principal or interest in any material amount, or violation of any material covenant, with respect to any outstanding debt obligations that are material to the Issuer; (vii) any material changes to the Issuer's critical accounting policies or material deviations from historical accounting and other practices in connection with the maintenance of the Issuer's books and records; or (viii) any agreement or commitment to do any of the foregoing.

      3.10 LITIGATION. Except as disclosed in the SEC Reports, there is no action, suit, proceeding or investigation pending or, to the Issuer's Knowledge, currently threatened against the Issuer that questions the validity of this Agreement or the right of the Issuer to enter into it, or to consummate the transactions contemplated hereby, or that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect on the Issuer or any change in the current equity ownership of the Issuer. The Issuer is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority. There is no action, suit, proceeding or investigation by the Issuer currently pending that would reasonably be expected to have a Material Adverse Effect on the Issuer.

      3.11 RIGHTS OF REGISTRATION; ANTI-DILUTION. Except as contemplated in this Agreement, the Issuer has not granted or agreed to grant any registration rights, including piggyback rights, to any Person. The issuance of the Securities pursuant to this Agreement does not constitute an anti-dilution event for any existing security holders of the Issuer, pursuant to which such security holders would be entitled to additional securities or a reduction in the applicable conversion price or exercise price of any securities.

      3.12 OFFERING. Subject in part to the truth and accuracy of the Investors' representations and warranties set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and any applicable state securities laws, and neither the Issuer nor any


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authorized  agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

      3.13 DISCLOSURE. The Disclosure Documents (as defined in SECTION 4.7), as of their respective dates, did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      3.14 LICENSES AND PERMITS. To the Issuer's Knowledge, the Issuer has all Permits under applicable Requirements of Law from all applicable Governmental Authorities that are necessary to operate its businesses as presently conducted and all such Permits are in full force and effect, except where the failure to have any such Permits in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Issuer. To the Issuer's Knowledge, the Issuer is not in default under, or in violation of or noncompliance with, any of such Permits, except for any such default, violation, or noncompliance which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Issuer.

      3.15 MATERIAL CONTRACTS. To the Issuer's Knowledge, all material Contracts to which the Issuer is a party and which are required to have been filed by the Issuer on Exhibit 10 to the SEC Reports have been filed by the Issuer with the SEC pursuant to the requirements of the Exchange Act. Neither the Issuer nor, to the Issuer's Knowledge, any other party to any material Contract of the Issuer is in breach of, or in default under, any such material Contract, except for any such breach or default which would not reasonably be expected to have a Material Adverse Effect on the Issuer.

      3.16 TAXES. To the Issuer's Knowledge, the Issuer has filed all material federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Issuer has no Knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect on the Issuer.

      3.17 NO MARKET MANIPULATION. The Issuer has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

      3.18 NO INTEGRATED OFFERING. Neither the Issuer nor any Person acting on its or their behalf has, directly or indirectly, at any time since December 1, 2003, made any offer or sales of any security of the Issuer or solicited any offers to buy any security of the Issuer under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

      3.19 SEC COMMENTS. To the Issuer's Knowledge, there are no outstanding letters of comment or other issues raised by the staff of the SEC which have not been fully resolved to the satisfaction of staff of the SEC.


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

4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

      As a material inducement to the Issuer to enter into this Agreement and issue the Securities, each Investor represents, warrants, and covenants to the Issuer as follows:

      4.1 POWER AND AUTHORITY. Such Investor, if other than a natural person, is an entity duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation. Such Investor has the corporate, partnership or other power (or, in the case of a natural person, legal capacity) and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Such Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

      4.2 NO VIOLATION. The execution and delivery by such Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by such Investor with the terms and provisions hereof, will not: (i) result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) any Contract to which such Investor is a party or by which it or its properties or assets are bound (except to the extent such defaults or accelerations, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on such Investor); (ii) violate any Requirement of Law applicable to such Investor; or (iii) if such Investor is other than a natural person, violate any charter, bylaws or similar documents of such Investor. At or prior to the Closing, such Investor will have complied with all Requirements of Law applicable to it in connection with the Offering and at all times thereafter such Investor will comply with all Requirements of Law applicable to it in connection with any resale or transfer by such Investor of any Securities acquired by such Investor pursuant to this Agreement.

      4.3 CONSENTS/APPROVALS. No consents, filings, authorizations or actions of any Governmental Authority are required for such Investor's execution, delivery and performance of this Agreement. No consent, approval, waiver or other actions by any Person under any Contract to which such Investor is a party or by which such Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by such Investor of this Agreement and the consummation of the transactions contemplated hereby.

      4.4 ENFORCEABILITY. This Agreement has been duly executed and delivered by such Investor and (assuming it has been duly authorized, executed, and delivered by the Issuer) constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditor's rights generally, and general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity, and except for the indemnity provisions of
ARTICLE 7 of this Agreement, which may not be enforceable based upon public policy considerations.

      4.5 INVESTMENT INTENT. Such Investor expressly disclaims being an underwriter and affirms that such Investor is acquiring the Securities for its own account, with no present intention of transferring, distributing or selling such Securities in violation of the Securities Act or any applicable state securities law, and no one other than the Investor has any beneficial interest in the Securities. Such Investor understands and acknowledges that, except to the extent permitted under the 1940 Act, as long as the Issuer is a BDC, the Shares and Warrant will not be separately transferable. Such Investor agrees that it will not sell or otherwise dispose of any of the Securities unless such sale or other disposition (a) is permitted under this Agreement and (b) has been registered under the 1940 Act, if applicable, or the Securities Act or, in an opinion of counsel acceptable to the Issuer, is exempt from registration under the 1940 Act, if applicable, or the Securities Act and has been registered or qualified or, in an opinion of counsel acceptable to the Issuer, is exempt from registration or qualification under applicable state securities laws. Such Investor understands that the offer and sale by the Issuer of the Securities being acquired by such Investor hereunder has not been registered under the Securities Act by reason of an exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Issuer on such exemption from registration is predicated in part on these representations and warranties of the Investors. Such Investor acknowledges that, pursuant to SECTION 1.2 of this Agreement, a restrictive legend consistent with the foregoing has been or will be placed on all certificates representing the Shares, the Warrant Shares and the Warrant issued to such Investor pursuant to this Agreement.

      4.6 ACCREDITED INVESTOR. Such Investor is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act. Without limiting the foregoing representation, such Investor confirms that it has reviewed the partial definition of an "Accredited Investor" which is attached hereto as EXHIBIT B (which is not a complete definition of the term, but which includes the most likely categories of qualification) to confirm the accuracy of such representation, and such Investor has noted by paragraph number, on its signature page hereto, the category(ies) pursuant to which such Investor qualifies as an "Accredited Investor" according to the definition set forth in EXHIBIT B. Such Investor has not been formed for the purpose of acquiring the Securities. Such Investor is not an officer, director, employee, investment advisor, promoter, general partner, Affiliate or member of the advisory board of the Issuer.

      4.7 ADEQUATE INFORMATION. Such Investor has received from the Issuer, and has reviewed, such information as such Investor considers necessary or appropriate to evaluate the risks and merits of an investment in, and make an informed investment decision with respect to, the Securities, including, without limitation, the documents listed on EXHIBIT C, which have been received by such Investor as part of an informational packet of materials from the Issuer (the "DISCLOSURE DOCUMENTS"). Such Investor acknowledges that each of the SEC
Reports, including the risk factors contained therein, are specifically incorporated herein by reference and form an integral part of this Agreement. Such Investor also acknowledges that the additional risk factors set forth on EXHIBIT C and contained in the Disclosure Documents are specifically incorporated herein by reference and form an integral part of this Agreement.

      4.8 OPPORTUNITY TO QUESTION. Such Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Issuer so as to receive answers from the Issuer's representatives regarding the terms and conditions of an investment in the Securities and to verify information obtained in such Investor's examination of the Issuer, including, without limitation, the information that such Investor received and reviewed as referenced in SECTION 4.7 in relation to its investment in the Securities.

      4.9 NO OTHER REPRESENTATIONS. No oral or written representations have been made to such Investor in connection with such Investor's acquisition of the Securities which were in any way inconsistent with the information reviewed by such Investor. Such Investor acknowledges that, in deciding whether to enter into this Agreement and to acquire the Securities hereunder, it has not relied on any representations or warranties of any type or description made by the Issuer or any of its representatives with regard to the Issuer or its business, property or prospects of the investment contemplated herein, other than the representations and warranties of the Issuer set forth in ARTICLE 3 hereof.

      4.10 KNOWLEDGE AND EXPERIENCE. Such Investor understands that an investment in the Securities involves substantial risk. Such Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of speculative companies), so as to enable such Investor to utilize the information referred to in SECTION 4.7 hereof and any other information made available by the Issuer to such Investor in order to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

      4.11 INDEPENDENT DECISION. Such Investor is not relying on the Issuer or on any legal or other opinion in the materials reviewed by such Investor with respect to the financial or tax considerations of such Investor relating to its investment in the Securities. Such Investor has relied solely on the representations and warranties, covenants and agreements of the Issuer in this Agreement (including the exhibits and schedules hereto) and on its examination and independent investigation in making its decision to acquire the Securities.

      4.12 COMMISSIONS. Such Investor has not incurred any obligation for any finder's, broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

5. COVENANTS.

      5.1 PUBLIC ANNOUNCEMENTS. Each Investor agrees not to make any public announcement or issue any press release or otherwise publicly disseminate any information about the subject matter of this Agreement. Except as provided herein, the Issuer shall have the right to make such public announcements and shall control, in its sole and absolute discretion, the timing, form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement, and the method of their release, or publication thereof. If required by law or deemed advisable in the Issuer's discretion, the Issuer shall file, on a timely basis, a Current Report on Form 8-K with the SEC in respect of the transactions contemplated by this Agreement. The Issuer also may issue an initial press release relating to the transactions contemplated by this Agreement, but shall not identify any Investor in such press release without the consent of such Investor, except as may be required by any Requirement of Law or AMEX rule.

      5.2 FURTHER ASSURANCES. Each of the parties hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby. Each of the Investors and the Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any Governmental Authority in connection with the consummation of the transactions contemplated hereby. The Issuer and the Investors agree to cooperate with one another in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or AMEX rules in connection with the transactions contemplated by this Agreement and to use their respective commercially reasonable efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions.

      5.3 NOTIFICATION OF CERTAIN MATTERS. Prior to the Closing: (a) the Issuer shall give prompt notice to the Majority Investors of the occurrence, or non-occurrence, of any event which would be likely to cause any representation and warranty of the Issuer herein to be untrue or inaccurate, or any covenant, condition or agreement of or applicable to the Issuer pursuant to this Agreement not to be complied with or satisfied; and (b) each Investor shall give prompt notice to the Issuer of the occurrence, or non-occurrence, of any event which would be likely to cause any representation and warranty of such Investor herein to be untrue or inaccurate, or any covenant, condition or agreement of or applicable to such Investor pursuant to this Agreement not to be complied with or satisfied.

      5.4 CONFIDENTIAL INFORMATION. Each Investor confirms that it has entered into a confidentiality agreement with the Issuer, pursuant to which such Investor has agreed to keep confidential certain information relating to the Issuer that has been disclosed by the Issuer to the Investor in connection with such Investor's investment in the Securities, and that such Investor shall continue to be bound by such confidentiality agreement after the Closing. In addition, each Investor agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of the Issuer; PROVIDED that each Investor may share such information with such of its officers and professional advisors as may need to know such information to assist such Investor in its evaluation thereof, on the condition that such parties agree to be bound by the terms of this SECTION 5.4. "CONFIDENTIAL INFORMATION" means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein, excluding any disclosures or other information that is publicly available.

      5.5 RESERVATION OF WARRANT SHARES. On or prior to the Closing Date, the Issuer undertakes to reserve, from its authorized but unissued Common Stock, that number of shares of Common Stock equal to the number of Warrant Shares initially issuable upon exercise of the Warrants.

      5.6 OPINIONS. The Issuer will provide, at the Issuer's expense, such legal opinions of Issuer's counsel as may be reasonably necessary for the resale of the Shares, the exercise of the Warrants and the resale of the Warrant Shares, in each case pursuant to the Registration Statement (which shall not include an underwritten public offering) or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

6. REGISTRATION RIGHTS.

      Each Investor shall have the following registration rights with respect to the Registrable Securities owned by it:

      6.1 TRANSFER OF REGISTRATION RIGHTS. Each Investor may assign the registration rights with respect to the Shares and/or Warrant Shares to any party or parties to which it may from time to time transfer all the Shares and/or Warrant Shares in accordance with the terms of this Agreement; PROVIDED that the transferee agrees in writing with the Issuer to be bound by ARTICLES 6, 7, and 9 of this Agreement. Upon assignment of any registration rights pursuant to this SECTION 6.1, the Investor assigning such rights shall deliver to the Issuer a notice of such assignment, which shall include the identity and address of any assignee and such other information reasonably requested by the Issuer in connection with effecting any such registration, and an agreement, in form and substance satisfactory to the Issuer and duly executed by the transferee, to be bound by ARTICLES 6, 7 AND 9 of this Agreement (collectively, each Investor, and each such subsequent transferee who so agrees to be bound, who continues to hold Registrable Securities is referred to as a "HOLDER").

      6.2 REQUIRED REGISTRATION. As promptly as practicable after the Closing, but in no event later than ninety (90) days after the date of the Closing, the Issuer agrees to file a Registration Statement to register the resale of all the Shares and Warrant Shares (which shall not include an underwritten offering) (a "REQUIRED REGISTRATION"). Not less than two (2) days prior to the filing of the Registration Statement, the Issuer shall provide each of the Investors (or, if an Investor shall have so instructed the Issuer, the investment adviser of such Investor) with a copy of the Registration Statement proposed to be filed and shall consider all (but shall not be obligated to give effect to any) appropriate comments that are timely provided by such Investors with respect to the Registration Statement. The Issuer shall use its reasonable best efforts to cause the SEC to declare the Registration Statement effective no later than the ninetieth (90th) day following the date the Registration Statement is filed with the SEC. In the event that the Registration Statement has not been filed on or prior to the one hundred twentieth (120th) day after the date of the Closing (the "REGISTRATION DEADLINE"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each monthly anniversary of such Registration Deadline until the date on which the Registration Statement is first filed, the Issuer shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate Purchase Price originally paid in connection with the acquisition pursuant to the terms of this Agreement of the Registrable Securities then held by such Holder. Once the Registration Statement has been declared effective, the Issuer shall thereafter maintain the effectiveness of the Registration Statement until the earlier of: (i) the date on which all the Shares and Warrant Shares have been sold pursuant to the Registration Statement or Rule 144; or (ii) such time as the Issuer reasonably determines, based on the advice of counsel, that each Holder, acting independently of all other Holders, will be eligible to sell under Rule 144 all the Shares and Warrant Shares then owned by such Holder within the volume limitations imposed by paragraph (e) of Rule 144 in the three
(3) month period immediately following the termination of the effectiveness of the Registration Statement. Notwithstanding the foregoing, the Issuer's obligations contained in this SECTION 6.2 shall terminate on the second (2nd) anniversary of the date of the Closing.

      6.3 REGISTRATION PROCEDURES.

            (a) The Issuer shall advise the Investors as to the initiation of the registration process contemplated SECTION 6.2 and as to the completion thereof. In addition, subject to SECTION 6.2, the Issuer shall, to the extent applicable to the Registration Statement:

                  (i) prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep such Registration Statement continuously effective and free from any material misstatement or omission of facts necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered thereby during the period referred to in SECTION 6.2;

                  (ii) notify the Holders promptly when the Registration Statement is declared effective by the SEC, and furnish to each Holder such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as the Majority Investors, on behalf of the Holders, may reasonably request from time to time;

                  (iii) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as the Majority Investors, on behalf any Holder or Holders, may reasonably request to enable such Holder or Holders to consummate the disposition in such jurisdiction of the Registrable Securities; PROVIDED that in no event will the Issuer be required to: (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to be so qualified; (y) consent to general service of process in any such jurisdiction; or (z) subject itself to taxation in any jurisdiction where it is not already subject to taxation;

                  (iv) notify the Holders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act or, if applicable, the 1940 Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and, subject to SECTION 6.12, prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (v) use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed;

                  (vi) with a view to making available to the Holders the benefits of certain rules and regulations of the SEC that at any time permit the sale of the Registrable Securities to the public without registration, so long as any Registrable Securities are outstanding, use its commercially reasonable efforts for a period of two (2) years following the date of the Closing:

                        (1) to make and keep public information available, as those terms are understood and defined in Rule 144(c); and

                        (2) to file with the SEC in a timely manner all reports and other documents required of the Issuer under the Exchange Act.

                  (vii) advise the Holders promptly after receiving notice or obtaining knowledge of the existence of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time, and promptly notify the Investors of the lifting or withdrawal of any such order.

            (b)  Notwithstanding  anything  stated or implied to the contrary in
SECTION 6.3(A), the Issuer shall not be required to consent to, participate or cooperate in connection with any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

            (c) Each Holder agrees to deliver a Notice and Questionnaire in the form attached hereto as EXHIBIT D (the "NOTICE AND QUESTIONNAIRE") to the Issuer at least seven (7) Business Days prior to any distribution by it of Registrable Securities under the Registration Statement. From and after the date the Registration Statement is declared effective, the Issuer shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within the later of seven (7) Business Days after such date, or seven
(7) Business Days after the expiration of any Suspension Period in effect when the Notice and Questionnaire are delivered or which comes into effect within seven (7) Business Days of such delivery: (i) if required by applicable law, file with the SEC a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling holder in the Registration
Statement and the related prospectus and so that such Holder is permitted to deliver such prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Issuer shall file a post-effective amendment to the Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; (ii) provide such Holder copies of any documents filed pursuant to this SECTION 6.3(C); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act or, if applicable, the 1940 Act of any post-effective amendment filed pursuant to this SECTION 6.3(C); PROVIDED that if such Notice and Questionnaire is delivered during a Suspension Period, the Issuer shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in CLAUSES (i), (II) and (III) above upon expiration of the Suspension Period in accordance with SECTION 6.12. Notwithstanding anything contained herein to the contrary, the Issuer shall be under no obligation to name any Person that is not a Holder as a selling holder in the Registration Statement or related prospectus; PROVIDED that any Person that becomes a Holder pursuant to the provisions of SECTION 6.1 (whether or not such Person was a Holder at the time the Registration Statement was declared effective) shall be named as a selling holder in the

Registration Statement or related prospectus in accordance with the requirements of this SECTION 6.3(C).

            (d) Each Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in SECTION 6.3(A)(IV), and subject to SECTION 6.12, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by SECTION 6.3(A)(IV) and, if so directed by the Issuer, will deliver to the Issuer at the Issuer's expense all copies, other than permanent file copies, then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

      6.4 INCIDENTAL REGISTRATION.

            (a) Subject to SECTION 6.4(B) and SECTION 6.4(C), if at any time prior to the filing of a Registration Statement in connection with the Required Registration the Issuer proposes to register under the Securities Act or the 1940 Act, as applicable, any shares of the same class as any of the Registrable Securities (whether in an underwritten public offering or otherwise and whether or not for the account of the Issuer or for any stockholder of the Issuer), in a manner that would permit the registration under the Securities Act or the 1940 Act, as applicable, of Registrable Securities for sale to the public, the Issuer will give written notice to each Holder of its intention to do so not later than ten (10) days prior to the anticipated filing date of the applicable Registration Statement. Any Holder may elect to participate in such registration on the same basis as the planned method of distribution contemplated by the proposed Registration Statement by delivering to the Issuer written notice of its election, in the form of the Notice and Questionnaire, within five (5) days after its receipt of the Issuer's notice pursuant to this SECTION 6.4(A). A Holder's election pursuant to this SECTION 6.4(A) must (i) specify the amount of Registrable Securities desired to be included in such Registration Statement by such Holder and (ii) include any other information that the Issuer reasonably requests be included in such Registration Statement. Upon its receipt of a Holder's election pursuant to this SECTION 6.4(A), the Issuer will, subject to
SECTION 6.5, use its reasonable best efforts to include in such Registration Statement all Registrable Securities requested to be included. Any registration of Registrable Securities pursuant to this SECTION 6.4 is referred to as an "INCIDENTAL REGISTRATION", and any Holder whose Registrable Securities are included at the request of such Holder in an Incidental Registration pursuant to this SECTION 6.4 is referred to as a "SELLING STOCKHOLDER."

            (b) The Issuer shall have no obligation under this SECTION 6.4 with respect to any registration effected pursuant to a registration statement on Form S-4 (or any other registration statement registering shares issued in a merger, consolidation, acquisition, or similar transaction) or Form S-8 or any successor or comparable forms, or a registration statement filed in connection with an exchange offer or any offering of securities solely to the Issuer's existing stockholders or otherwise pursuant to a dividend reinvestment plan, stock purchase plan, or other employee benefit plan.

            (c) The Issuer shall have no obligation under this SECTION 6.4 with respect to any registration initiated by one or more Third-Party Demand Stockholders pursuant to one or more registration rights agreements under which the rights of all such Third-Party Demand Stockholders are PARI PASSU, if:

                  (i) the applicable registration rights agreement between the Issuer and such Third-Party Demand Stockholders prohibits the inclusion in such registration of securities other than those offered by such Third-Party Demand Stockholders and the Issuer, and

                  (ii)  no   securities   other  than  those   offered  by  such
Third-Party Demand Stockholders are included in such registration.

      6.5 LIMITATION ON INCLUSION OF REGISTRABLE SECURITIES; PRIORITIES. If the proposed method of distribution in connection with an Incidental Registration is an underwritten public offering and the lead managing underwriter thereof determines in good faith that the amount of securities to be included in such offering would adversely affect such offering (including an adverse effect on the price at which the securities proposed to be registered may be sold), the amount of securities to be offered may be reduced or limited to the extent necessary to reduce the total number of securities to be included in such offering to the amount recommended by the lead managing underwriter as follows:

            (a) in connection with an offering initiated by the Issuer, if securities are being offered for the account of other Persons (including any Holders) such reduction shall be made:

                  (i) first, from the securities intended to be offered by such other Persons (including any Holders), on a PRO RATA basis, based on the number of Registrable Securities and other securities that are requested to be included in such offering; and

                  (ii) second, from the number of securities to be offered for the account of the Issuer;

            (b) in connection with an offering initiated by a Third-Party Demand Stockholder, such reduction shall be made:

                  (i) first, from securities held by Persons who are not (A) Holders, (B) Third-Party Demand Stockholders or (C) other stockholders entitled under any agreement between them and the Issuer to participate PARI PASSU with the Selling Stockholders in such Incidental Registration, and from securities being offered for the account of the Issuer, allocated between the Issuer and such other Persons as the Issuer may determine, subject to any agreements between the Issuer and such other Persons;

                  (ii) second, from the number of Registrable Securities requested to be included in such offering by the Selling Stockholders and any other stockholders entitled under any agreements between them and the Issuer to participate PARI PASSU with the Selling Stockholders in such Incidental Registration, on a PRO RATA basis, based on the number of Registrable Securities and other securities which are requested to be included in the registration; and

                  (iii) last, from securities being offered by the Third-Party Demand Stockholders.

      6.6 WITHDRAWAL BY SELLING STOCKHOLDER. Each Selling Stockholder may, no less than five (5) Business Days before the anticipated effective date of the applicable Registration Statement for an Incidental Registration, withdraw some or all of its Registrable Securities from inclusion in the Registration Statement. No such withdrawal shall relieve any withdrawing Selling Stockholder of its obligation to pay expenses under SECTION 6.10.

      6.7 UNDERWRITERS; UNDERWRITING AGREEMENT. In connection with any Incidental Registration involving an underwritten public offering of securities for the account of the Issuer or a Third-Party Demand Stockholder, (a) the managing and lead underwriters shall be selected by the Issuer, unless otherwise provided in any agreement between the Issuer and any Third-Party Demand Stockholder, and (b) each Selling Stockholder electing to participate in the Incidental Registration shall, as a condition to the Issuer's obligation under this ARTICLE 6 to include such Selling Stockholder's Registrable Securities in such Incidental Registration, enter into and perform its obligations under an underwriting agreement or other similar arrangement in customary form with the managing underwriter of such offering. Notwithstanding anything stated or implied to the contrary in this ARTICLE 6, the Issuer shall not be required to consent to, participate or cooperate in connection with any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

      6.8 REGISTRATION PROCEDURES.

            (a) Whenever the Issuer is obligated by the provisions of SECTION 6.4(A) to effect the registration of any Registrable Securities under the Securities Act, the Issuer shall, to the extent applicable to the Registration
Statement:

                  (i) use its reasonable best efforts to cause the applicable Registration Statement to become effective as promptly as practicable, and to prepare and file with the SEC any amendments and supplements to the Registration Statement and to the prospectus used in connection therewith as may be necessary to keep the Registration Statement and such prospectus effective, current and in compliance with the provisions of the Securities Act during the periods when the Issuer is required, pursuant to the applicable registration rights agreement between the Issuer and Third-Party Demand Stockholders or otherwise, to keep the Registration Statement effective and current;

                  (ii) notify the Selling Stockholders promptly when the Registration Statement is declared effective by the SEC, and furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as the Selling Stockholders may reasonably request from time to time;

                  (iii) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as the Persons holding a majority of the securities covered by such Registration Statement may reasonably request to enable such Person or Persons to consummate the disposition of the Registrable Securities in such jurisdiction; PROVIDED that in no event will the Issuer be required to: (x) qualify to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to be so qualified; (y) consent to general service of process in any such jurisdiction; or (z) subject itself to taxation in any jurisdiction where it is not already subject to taxation;

                  (iv) notify the Selling Stockholders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act of the happening of a Suspension Event or any other event as a result of which the prospectus included in the Registration Statement contains or would contain an untrue statement of a material fact or omits or would omit any fact necessary to make the statements therein not misleading and, subject to SECTION 6.12, prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (v) use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed;

                  (vi) Advise the Selling Stockholders promptly after receiving notice or obtaining knowledge of the existence of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time, and promptly notify the Investors of the lifting or withdrawal of any such order.

            (b) Each Selling Stockholder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in SECTION 6.8(A)(IV), such Selling Stockholder will forthwith discontinue such Selling Stockholder's disposition of Registrable Securities pursuant to the Registration Statement until such Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by SECTION 6.8(A)(IV) and, if so directed by the Issuer, will deliver to the Issuer at the Issuer's expense all copies, other than permanent file copies, then in such Selling Stockholder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

      6.9 DELAY OR WITHDRAWAL OF REGISTRATION. The Issuer may, without the consent of any Holder, delay, suspend, abandon, or withdraw any proposed registration in which any Holder has requested inclusion of such Holder's Registrable Securities pursuant to this ARTICLE 6.

      6.10 EXPENSES. Except as required by law, all expenses incurred by the Issuer in complying with this ARTICLE 6, including, without limitation, all registration, application, qualification, filing, listing, transfer and registrar fees; printing expenses; fees and disbursements of counsel and accountants for the Issuer; and blue sky fees and expenses (including fees and disbursements of counsel related to all blue sky matters) incurred in connection with any registration, qualification or compliance pursuant to this ARTICLE 6 shall be borne by the Issuer. All underwriting or brokerage discounts and selling commissions applicable to a sale incurred in connection with any registration of Registrable Securities and the legal fees and other expenses of a Holder or Selling Stockholder shall be borne by such Holder or Selling Stockholder.

      6.11 FURTHER INFORMATION. Each Holder, in the case of a Required Registration, and each Selling Stockholder, in the case of an Incidental Registration, shall cooperate with the Issuer in connection with the preparation of the Registration Statement, and for so long as the Issuer is obligated to keep the Registration Statement effective, such Holder or Selling Stockholder, as the case may be, will provide to the Issuer, in writing, for use in the Registration Statement, all information regarding such Holder or Selling
Stockholder, as the case may be, its intended method of disposition of the applicable Registrable Securities, and such other information as the Issuer may reasonably request to prepare the Registration Statement and prospectus covering the Registrable Securities and to maintain the currency and effectiveness thereof. Each Holder and each Selling Stockholder shall indemnify the Issuer with respect to such information in accordance with SECTION 7.2.

      6.12 RIGHT OF SUSPENSION.

            (a)  Notwithstanding  any other  provision of this  Agreement or any related agreement to the contrary, the Issuer shall have the right, at any time, to suspend the availability of the Registration Statement and the related prospectus and offers and sales of the Registrable Securities pursuant thereto whenever, in the good-faith judgment of the management of the Issuer: (i)
continuing such availability or permitting such offers and sales could reasonably be expected to have an adverse effect upon a pending or proposed significant corporate event, or negotiations, discussions or pending proposals with respect thereto; (ii) there exists a material development or a potential material development with respect to or involving the Issuer that the Issuer would be obligated to disclose in the prospectus used in connection with the Registration Statement, which disclosure, in the good-faith judgment of the Issuer, after consultation with counsel, would be premature or otherwise inadvisable at such time; or (iii) the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances, not misleading (each of the events described in CLAUSES (I), (II) and (III), a "SUSPENSION EVENT"). In the event that a Suspension Event shall occur and the Issuer shall determine to suspend the availability of the Registration Statement and offers and sales of the Registrable Securities pursuant thereto, the Issuer shall, in addition to performing those acts required to be performed under the 1940 Act, if applicable, the Securities Act and/or the Exchange Act or deemed advisable by the Issuer, deliver to the Holders or the Selling Stockholders, as applicable, written notice thereof, signed by an officer of the Issuer. Upon receipt of such notice, the Holders or the Selling Stockholders, as applicable, shall
discontinue   disposition  of  the  Registrable   Securities   pursuant  to  the
Registration   Statement   and   prospectus   until  such   Holders  or  Selling
Stockholders: (A) are advised in writing by the Issuer that the use of the Registration Statement and prospectus (and offers and sales thereunder) may be resumed; (B) have received copies of a supplemental or amended prospectus, if applicable; and (C) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus. The Issuer will exercise reasonable commercial efforts to ensure that the use of the Registration Statement and prospectus may be resumed as quickly as practicable.

            (b) The Issuer's right to suspend the effectiveness of the Registration Statement and the offers and sales of the Registrable Securities pursuant thereto, as described in SECTION 6.12(A), shall be for a period of time (the "SUSPENSION PERIOD") beginning on the date of the occurrence of the Suspension Event and expiring on the earlier to occur of: (i) the date on which the Suspension Event ceases; or (ii) forty-five (45) days after the date of the occurrence of the Suspension Event; PROVIDED that there shall not be more than two (2) Suspension Periods in any twelve (12) month period.

      6.13 TRANSFER OF SHARES. Except to the extent permitted under the 1940 Act, as long as the Issuer is a BDC, the Shares and the Warrant will not be separately transferable. Subject to the foregoing restriction, an Investor may transfer all or any part of its Securities to any Person under common management with such Investor, PROVIDED that: (a) such transferee agrees in writing with the Issuer to be bound by ARTICLES 6, 7 and 9 of this Agreement; and (b) any such transfer shall be effected in full compliance with all applicable federal and state securities laws, including, without limitation, the Securities Act and the rules of the SEC promulgated thereunder. The Issuer will effect such transfer of restricted certificates and, if the Securities to be transferred are Registrable Securities registered under an effective Registration Statement, then upon receipt of the Notice and Questionnaire from the transferee, the Issuer will promptly amend the prospectus forming a part of the Registration Statement to add such transferee as a Selling Stockholder in the Registration Statement, PROVIDED that such transferor and transferee shall be required to provide the Issuer with the information requested of such Investor in this Agreement, information reasonably necessary for the Issuer to determine that the transfer was effected in accordance with all applicable federal and state securities laws, including, without limitation, the 1940 Act, the Securities Act and the rules of the SEC promulgated thereunder, and all other information reasonably requested by the Issuer from time to time in connection with any transfer, registration, qualification or compliance referred to in SECTION 6.11.

7. INDEMNIFICATION.

      7.1 INDEMNIFICATION BY THE ISSUER. The Issuer will indemnify and hold harmless each Holder or Selling Stockholder of Shares and/or Warrant Shares covered by a Registration Statement pursuant to the provisions of ARTICLE 6, any Person who controls such Holder or Selling Stockholder within the meaning of the Securities Act, and any officer, director, investment adviser, employee, agent, partner, member or Affiliate of such Holder or Selling Stockholder (each, a "HOLDER/SELLING STOCKHOLDER INDEMNIFIED PARTY"), from and against, and will reimburse each such Holder/Selling Stockholder Indemnified Party with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder/Selling Stockholder or any such Holder/Selling Stockholder Indemnified Party may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto; (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or prospectus, in light of the circumstances under which they were made) not misleading; or (c) any materially inaccurate representation or breach of any material warranty, agreement or covenant of the Issuer contained herein; PROVIDED that the Issuer will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (i) made in reliance on and conformity with information furnished by any Holder/Selling Stockholder in writing specifically for use in the preparation thereof or (ii) which was cured in an amendment or supplement to the prospectus (or any amendment or supplement thereto) delivered to the Holder/Selling Stockholder on a timely basis to permit proper delivery thereof prior to the date on which any Shares or Warrant Shares were transferred or sold.

      7.2 INDEMNIFICATION BY THE HOLDER OR SELLING STOCKHOLDER. Each Holder and each Selling Stockholder of Shares and/or Warrant Shares covered by a Registration Statement pursuant to the provisions of ARTICLE 6 will indemnify and hold harmless the Issuer, any Person who controls the Issuer within the meaning of the Securities Act, and any officer, director, employee, agent, partner, member or Affiliate of the Issuer (each, an "ISSUER INDEMNIFIED PARTY") from and against, and will reimburse the Issuer Indemnified Parties with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which such Issuer Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses arise out of or are based upon: (a) any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto; or (b) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (in the case of any preliminary prospectus or prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance on and conformity with written information furnished by such Holder or Selling Stockholder specifically for use in the preparation thereof; PROVIDED that the liability of any Holder or Selling Stockholder pursuant to this SECTION 7.2 shall be limited to an amount not to exceed the net proceeds received by such Holder or Selling Stockholder from the sale of Registrable Securities pursuant to the Registration Statement which gives rise to such obligation to indemnify.

      7.3 PROCEDURES. Promptly after receipt by a party indemnified pursuant to the provisions of SECTION 7.1 or SECTION 7.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of SECTION 7.1 or SECTION 7.2, notify the indemnifying party of the commencement thereof; PROVIDED the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this ARTICLE 7, and shall not relieve the indemnifying party from liability under this ARTICLE 7, except to the extent that such indemnifying party is materially prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of SECTION 7.1 or
SECTION 7.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such action, claim or litigation.

8. CONDITIONS TO CLOSING.

      8.1 CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS. The obligation of the Investors to proceed with the Closing is subject to the following conditions any and all of which may be waived on behalf of all Investors by the Majority Investors, in whole or in part, to the extent permitted by applicable law:

            (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Issuer contained in this Agreement, as qualified by the Disclosure Schedule, shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except: (i) for changes specifically permitted by this Agreement; (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date; and (iii) for such failures to be true and correct which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Issuer. Unless the Majority Investors receive written notice to the contrary at the Closing, each Investor shall be entitled to assume that the preceding sentence is accurate in all respects at the Closing.

            (b) AGREEMENT AND COVENANTS. The Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Majority Investors receive written notice to the contrary at the Closing, each Investor shall be entitled to assume that the preceding sentence is accurate in all respects at the Closing.

            (c) NO ORDER. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

            (d) APPROVALS OF ISSUER'S STOCKHOLDERS. The Issuer's stockholders shall have approved at the special meeting of stockholders to be held on October 22, 2004 proposals nos. 2 and 7 set forth in the Issuer's definitive proxy statement on Schedule 14A filed with the SEC on October 1, 2004 (the "PROXY STATEMENT").

            (e) TRADING. From and after the date hereof to and including the Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the AMEX; (ii) trading in securities generally on the AMEX shall not have been suspended or limited; (iii) no minimum prices shall have been established for securities traded on the AMEX.

      8.2 CONDITIONS TO THE OBLIGATIONS OF THE ISSUER. The obligation of the Issuer to proceed with the Closing is subject to the following conditions any and all of which may be waived by the Issuer, in whole or in part, to the extent permitted by applicable law:

            (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of each of the Investors contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except:
(i) for changes specifically permitted by this Agreement; and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding sentence is accurate in all respects at the Closing.

            (b) AGREEMENT AND COVENANTS. Each Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding sentence is accurate in all respects at the Closing.

            (c) NO ORDER. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

            (d) APPROVALS OF ISSUER'S STOCKHOLDERS. The Issuer's stockholders shall have approved at the special meeting of stockholders to be held on October 22, 2004 proposals nos. 2 and 7 set forth in the Proxy Statement.

            (e) APPROVAL OF ISSUER'S BOARD OF DIRECTORS. This Agreement and the transactions contemplated herein shall have been duly approved by the Issuer's Board of Directors.

            (f) AMENDMENT TO CERTIFICATE OF INCORPORATION. An amendment to the Certificate of Incorporation providing for, among other things, the increase in the authorized number of shares of Common Stock from 5,000,000 shares to 50,000,000 shares shall have been filed with the Secretary of State of the State of Delaware.

9. MISCELLANEOUS.

      9.1 DEFINED TERMS. As used herein the following terms shall have the following meanings:

            (a) "1940 ACT" means the Investment Company Act of 1940, as amended.

            (b) "ADDITIONAL CLOSING" has the meaning specified in SECTION 2.2 of this Agreement.

            (c) "ADDITIONAL INVESTOR" has the meaning specified in SECTION 2.2 of this Agreement.

            (d) "AFFILIATE" has the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

            (e) "AGREEMENT" has the meaning specified in the preamble to this Agreement.

            (f) "AMEX" has the meaning specified in SECTION 3.5 of this Agreement.

            (g) "BDC" means a business development company as defined in the Investment Company Act of 1940, as amended.

            (h) "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which either (i) the SEC or
(ii) banking institutions in the State of New York are authorized or required by law or other governmental action to close.

            (i) "BYLAWS" means the Bylaws of the Issuer, as the same may be supplemented, amended, or restated from time to time.

            (j) "CERTIFICATE OF INCORPORATION" means the Issuer's Certificate of Incorporation, as the same may be supplemented, amended or restated from time to time.

            (k) "CLOSING" has the meaning specified in SECTION 2.2 of this Agreement.

            (l) "COMMON STOCK" has the meaning specified in the Recitals to this Agreement.

            (m) "CONFIDENTIAL  INFORMATION" has the meaning specified in SECTION
5.4 of this Agreement.

            (n) "CONTRACT" means any indenture, lease, sublease, loan agreement, mortgage, note, restriction, commitment, obligation or other contract, agreement or instrument.

            (o) "DISCLOSURE DOCUMENTS" has the meaning specified in SECTION 4.7 of this Agreement.

            (p) "DISCLOSURE SCHEDULE" has the meaning specified in SECTION 3 of this Agreement.

            (q) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (r) "GAAP" means generally accepted accounting principles in effect in the United States of America.

            (s)  "GOVERNMENTAL  AUTHORITY"  means any nation or government,  any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            (t) "HOLDER" has the meaning specified in SECTION 6.1 of this Agreement.

            (u) "HOLDER/SELLING STOCKHOLDER INDEMNIFIED PARTY" has the meaning specified in SECTION 7.1 of this Agreement.

            (v) "INCIDENTAL REGISTRATION" has the meaning specified in SECTION 6.4(A) of this Agreement.

            (w) "INVESTOR" has the meaning specified in the preamble to this Agreement.

            (x)  "ISSUER"  means  Franklin  Capital   Corporation,   a  Delaware
corporation.

            (y) "ISSUER  INDEMNIFIED PARTY" has the meaning specified in SECTION
7.2 of this Agreement.

            (z) "KNOWLEDGE" means, with respect to the Issuer, the actual knowledge of Milton "Todd" Ault III.

            (aa) "LIEN" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

            (bb) "LOI" has the meaning specified in SECTION 3.9 of this Agreement.

            (cc) "MAJORITY INVESTORS" has the meaning specified in SECTION 2.2(A) of this Agreement.

            (dd) "MATERIAL ADVERSE EFFECT" means a material and adverse change in, or effect on, the financial condition, properties, assets, liabilities, rights, obligations, operations or business, of a Person.

            (ee) "NOTICE AND QUESTIONNAIRE" has the meaning specified in SECTION 6.3(C) of this Agreement.

            (ff) "OFFERING" has the meaning specified in the Recitals to this Agreement.

            (gg) "PERMIT" means any permit, certificate, consent, approval, authorization, order, license, variance, franchise or other similar indicia of authority issued or granted by any Governmental Authority.

            (hh) "PERSON" means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

            (ii) "PROXY STATEMENT" has the meaning specified in SECTION 8.1(E) of this Agreement.

            (jj) "PURCHASE PRICE" has the meaning specified in SECTION 1.1 of this Agreement.

            (kk) "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration of the offering and sale or resale of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

            (ll) "REGISTRABLE SECURITIES" means all Shares and Warrant Shares acquired by the Investors pursuant to this Agreement and any other shares of Common Stock or other securities issued in respect of such Shares or Warrant Shares by way of a stock dividend or stock split or in connection with a combination or subdivision of the Common Stock or by way of a recapitalization, merger or consolidation or reorganization of the Issuer; PROVIDED that as to any particular securities, such securities will cease to be Registrable Securities when they (i) have been sold pursuant to a Registration Statement or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act or (ii) can then be sold by the Holder without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

            (mm)  "REGISTRATION  DEADLINE" has the meaning  specified in SECTION
6.2 of this Agreement.

            (nn) "REGISTRATION STATEMENT" means a registration statement (including the related prospectus) of the Issuer under the Securities Act or, if applicable, the 1940 Act on any form selected by the Issuer for which it then qualifies and which permits the sale thereunder of the number and type of Registrable Securities (and any other securities of the Issuer) to be included therein in accordance with this Agreement by the applicable sellers in the manner described therein. The term "REGISTRATION STATEMENT" also shall include all exhibits, financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to its effective date, as amended or supplemented as of such date.

            (oo) "REQUIRED  REGISTRATION"  has the meaning  specified in SECTION
6.2 of this Agreement.

            (pp) "REQUIREMENTS OF LAW" means as to any Person, the certificate of incorporation, by-laws or other organizational or governing documents of such Person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to, or binding upon, such Person or any of its properties or to which such Person or any of its property is subject.

            (qq) "RULE 144" means Rule 144 promulgated under the Securities Act, or any successor thereto.

            (rr) "SEC" means the Securities and Exchange Commission.

            (ss) "SEC REPORTS" means each of the following documents: (i) Issuer's annual report on Form 10-K for the fiscal year ended December 31, 2003;
(ii) Issuer's quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2004; (iii) Issuer's quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2004; (ii) Issuer's current report on Form 8-K filed with the SEC on April 1, 2004; (iii) Issuer's current report on Form 8-K filed with the SEC on May 25, 2004; (iv) Issuer's current report on Form 8-K filed with the SEC on June 2, 2004; (v) Issuer's current report on Form 8-K filed with the SEC on June 24, 2004; (vi) Issuer's current report on Form 8-K filed with the SEC on July 9, 2004; (vii) Issuer's current report on Form 8-K filed with the SEC on July 23, 2004; (viii) Issuer's current report on Form 8-K filed with the SEC on August 4, 2004; (ix) Issuer's current report on Form 8-K filed with the SEC on August 27, 2004; (x) Issuer's current report on Form 8-K filed with the SEC on September 21, 2004; (xi) Issuer's current report on Form 8-K filed with the SEC on September 30, 2004; and (xii) the Proxy Statement.

            (tt) "SECURITIES" has the meaning specified in SECTION 1.2 of this Agreement.

            (uu) "SELLING STOCKHOLDER" has the meaning specified in SECTION 6.4(A) of this Agreement.

            (vv) "SECURITIES ACT" means the Securities Act of 1933, as amended.

            (ww) "SHARES" has the meaning specified in SECTION 1.1 of this Agreement.

            (xx) "SUSPENSION EVENT" has the meaning specified in SECTION 6.12(A) of this Agreement.

            (yy) "SUSPENSION PERIOD" has the meaning specified in SECTION 6.12(B) of this Agreement.

            (zz) "THIRD-PARTY DEMAND STOCKHOLDER" means any Person having the right to require that the Issuer effect a registration under the Securities Act of securities owned by such Person, other than pursuant to this Agreement, and any other Person exercising incidental rights of registration pursuant to the agreement under which such first Person has the right to require registration.

            (aaa) "WARRANTS" has the meaning specified in SECTION 1.2 of this Agreement.

            (bbb) "WARRANT SHARES" has the meaning specified in SECTION 1.2 of this Agreement.

      9.2 OTHER DEFINITIONAL PROVISIONS.

            (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

            (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

            (c) All accounting terms shall have a meaning determined in accordance with GAAP.

            (d) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any exhibits and schedules hereto) and not to any particular provision of this Agreement.

      9.3 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

            (a)   if to the Issuer to:

                  Franklin Capital Corporation
                  c/o Milton "Todd" Ault III
                  100 Wilshire Blvd.
                  15th Floor
                  Santa Monica, CA 90401
                  Facsimile: (310) 752-1481

                  with a copy to:

                  Paul, Hastings, Janofsky & Walker
                  3579 Valley Centre Drive
                  San Diego, California 92111
                  Attention: Leigh Ryan, Esq.
                  Facsimile: (858) 720-2555

            (b) if to an Investor, to the address set forth next to such Investor's name on such Investor's counterpart signature page hereto.

      Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered by hand, by messenger or by courier, or if sent by facsimile, upon confirmation of receipt.

      9.4 ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between the parties with respect to such subject matter.

      9.5 EXPENSES; TAXES. Except as otherwise provided in this Agreement, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby; PROVIDED that the Issuer shall pay at the Closing the reasonable legal fees (up to a maximum of $20,000) of a single special counsel to the Investors. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investors) arising out of the issuance of the Securities (but not with respect to subsequent transfers) by the Issuer to the Investors and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer.

      9.6 AMENDMENT; WAIVER. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Holders of a majority of the Registrable Securities. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

      9.7 BINDING EFFECT; ASSIGNMENT. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of the Issuer pursuant to this Agreement may not be assigned to any third party without the prior written consent of the Holders of a majority of the Registrable Securities.

      9.8 COUNTERPARTS; FACSIMILE SIGNATURE. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

      9.9 HEADINGS. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

      9.10 GOVERNING LAW; INTERPRETATION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of California applicable to contracts executed and to be wholly performed within such state.

      9.11 SEVERABILITY. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date set forth below.

                                        ISSUER:

                                        FRANKLIN CAPITAL CORPORATION


                                        By: ____________________________________
                                            MILTON "TODD" AULT III
                                            Chairman and Chief Executive Officer

                      [INVESTOR COUNTERPART SIGNATURE PAGE]

NAME OF INVESTOR (please print)              ADDRESS FOR NOTICE (please print)
                                             ___________________________________
________________________________________     ___________________________________
                                             ___________________________________
                                             Attention:_________________________
                                             Tax Identification #:______________
SIGNATURE

By:_____________________________________

Name:___________________________________

Title:__________________________________

Date:___________________________________

Exact name to appear on stock certificate:   Number of Shares subscribed for:

________________________________________     ___________________________________

Aggregate Purchase Price (see SECTION 1.1):  Categories pursuant to which
                                             Investor qualifies as an Accredited
                                             Investor as defined in EXHIBIT B to
                                             this Agreement (please indicate the
                                             applicable section numbers noted on
                                             EXHIBIT B to this Agreement):

$_______________________________________     ___________________________________

                                    EXHIBIT A

                                 FORM OF WARRANT

                                    EXHIBIT B

                       DEFINITION OF "ACCREDITED INVESTOR"

      "ACCREDITED INVESTOR" shall mean any person who comes within any of the following categories, or who the Issuer reasonably believes comes within any of the following categories, at the time of the sale of the Securities to that person:

            1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

            2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

            3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

            4. Any director, executive officer, or general partner of the Issuer, or any director, executive officer, or general partner of a general partner of the Issuer;

            5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

            6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

            7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in 230.506(b)(2)(ii); and

            8. Any entity in which all of the equity owners are Accredited Investors.

                                    EXHIBIT C

                              DISCLOSURE DOCUMENTS

EACH INVESTOR IS URGED TO REVIEW THE FOLLOWING DOCUMENTS AND DISCLOSURES WHICH ARE DELIVERED HEREWITH AND INCORPORATED BY REFERENCE HEREIN AS IF RESTATED
HEREIN:

1.    Annual Report on Form 10-K for the year ended December 31, 2003

2.    Quarterly Report on Form 10-Q for the quarter ended March 31, 2004

3.    Quarterly Report on Form 10-Q for the quarter ended June 30, 2004

4.    Definitive Proxy Statement on Schedule 14A filed on October 1, 2004

5.    Current Report on Form 8-K dated April 1, 2004

6.    Current Report on Form 8-K dated May 25, 2004

7.    Current Report on Form 8-K dated June 2, 2004

8.    Current Report on Form 8-K dated June 24, 2004

9.    Current Report on Form 8-K dated July 9, 2004

10.   Current Report on Form 8-K dated July 23, 2004

11.   Current Report on Form 8-K dated August 4, 2004

12.   Current Report on Form 8-K dated August 27, 2004

13.   Current Report on Form 8-K dated September 21, 2004

14.   Current Report on Form 8-K dated September 30, 2004

                                  RISK FACTORS

WE  ARE  NOT   CURRENTLY  IN   COMPLIANCE   WITH  CERTAIN  LEGAL  OR  REGULATORY
REQUIREMENTS.

As described in greater detail in the SEC Reports, we are not currently in compliance with the continued listing standards of AMEX. As of the date of the Closing, AMEX has granted us an extension that permits the continued listing of our Common Stock until December 26, 2005, subject to our satisfactory progress (as determined by AMEX) with respect to the plan we submitted to AMEX outlining our proposed efforts to regain compliance with AMEX's continued listing standards. AMEX has notified us that any failure to make progress consistent with the plan or to regain compliance with the continued listing standards by December 26, 2005 could result in the delisting of our securities from AMEX, and no assurances can be made that we will be able to maintain our listing.

As of the date of Closing, we may not be in compliance with certain provisions of the 1940 Act applicable to us. Although we are taking corrective action, no prediction can be made as to when, or whether, we will be in full compliance with the applicable provisions of the 1940 Act.

SALES OR THE PERCEPTION OF FUTURE SALES OF OUR COMMON STOCK MAY DEPRESS OUR STOCK PRICE.

Sales of substantial numbers of shares of our Common Stock in the public market, or the perception that significant sales are likely, could adversely affect the market price of our Common Stock. Compliance with the registration rights provisions of this Subscription Agreement could create the perception that all Shares and Warrant Shares that are a part of this Offering will soon be available for sale. This number of Shares and Warrant Shares (i.e., 937,500) is not only far greater than the average trading volume for shares of our Common Stock, but only slightly fewer than the number of shares of our Common Stock outstanding prior to this Offering (i.e., 1,046,350 shares). No prediction can be made as to the effect, if any, that market sales of such Shares and Warrant Shares will have on the market price of our Common Stock. Sales of substantial amounts of such Shares and Warrant Shares in the public market could adversely affect the market price of our Common Stock.

THE OFFERING PRICE OF THE SECURITIES MAY NOT BEAR ANY RELATIONSHIP TO OUR ASSETS, BOOK VALUE, EARNINGS HISTORY, OR OTHER ESTABLISHED CRITERIA. AS A RESULT, YOU MAY EXPERIENCE IMMEDIATE AND SUBSTANTIAL DILUTION.

The offering price of the Securities was established based on such factors as our capital requirements, financial conditions and prospects, percentage of ownership to be held by investors following this Offering, and the general condition of securities markets at the time of the Offering. The offering price does not necessarily bear any relationship to our assets, book value, earnings history or other established criteria of value. As a result, you may experience immediate and substantial dilution.

WE ARE UNABLE TO DETERMINE WITH CERTAINTY WHEN THE REGISTRATION STATEMENT TO BE FILED WITH THE SEC WILL BE DECLARED EFFECTIVE. CONSEQUENTLY, YOU MAY NOT BE ABLE TO SELL YOUR SHARES OR WARRANT SHARES FOR A SUBSTANTIAL PERIOD OF TIME.

Although we have undertaken to register the Shares and Warrant Shares for resale by you, you should be aware that we are unable to determine with certainty when the Registration Statement to be filed with the SEC will become effective. In addition, the SEC may seek to review our Registration Statement, in which case, the period necessary to achieve effectiveness of the Registration Statement with the SEC will be affected by our ability to provide the SEC with sufficient disclosures satisfactory to the SEC. The length of the SEC review process is uncertain and may extend to a number of months. As you are aware, the Shares and Warrant Shares being sold in this Offering are restricted in nature and may not be publicly resold absent the effectiveness of the Registration Statement or pursuant to an applicable exemption from registration. Consequently, you may not be able to sell your Shares and Warrant Shares for a substantial period of time.

WE MAY ALLOCATE THE NET PROCEEDS OF THIS OFFERING IN WAYS WITH WHICH YOU MAY NOT AGREE.

We will have broad discretion in how we apply the net proceeds from this Offering. Because the net proceeds of this Offering are not required to be allocated to any specific investment or transaction, you cannot determine at this time the value or appropriateness of our application of the net proceeds, and you and other stockholders may not agree with our decisions. For example, we may attempt to acquire other businesses or assets using all or a portion of the net proceeds of this Offering which otherwise could have been used for working capital. There can be no assurance that we will be able to acquire any desirable businesses or assets or that, if acquired, that we will be able to successfully develop or integrate such businesses or assets.

                                    EXHIBIT D

                            NOTICE AND QUESTIONNAIRE

      The undersigned beneficial holder of Registrable Securities of Franklin Capital Corporation (the "ISSUER") understands that the Issuer has filed or intends to file with the Securities and Exchange Commission (the "SEC") a Registration Statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), for the registration and resale of the Registrable Securities in accordance with the terms of the Subscription Agreement, dated as of November __, 2004 (the "SUBSCRIPTION AGREEMENT"), by and among the Issuer and the purchasers of the Issuer's securities thereunder. The Subscription Agreement is available from the Issuer upon request at the address set forth below. All capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Subscription Agreement.

      Each beneficial owner of Registrable Securities that has agreed to be bound by certain provisions of the Subscription Agreement is entitled to the benefits of the Subscription Agreement under such provisions. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Subscription Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Issuer as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement.

      Certain  legal   consequences  may  arise  from  being  named  as  selling
securityholders in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

      The  undersigned   beneficial   owner  (the  "SELLING   STOCKHOLDER")   of
Registrable Securities hereby requests that the Issuer include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned Selling Stockholder, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Subscription Agreement.

      The  undersigned   Selling   Stockholder  hereby  provides  the  following
information to the Issuer and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

      1.    (a)   Full Legal Name of Selling Stockholder:

            (b) Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

            (c) Full legal name of broker-dealer or other third party through which Registrable Securities listed in (3) below are held:

            (d) Full legal name of DTC participant (if applicable and if not the same as (b) or (c) above) through which Registrable Securities listed in (3) below are held:

      2.    Address for Notices to Selling Stockholder:

            Telephone:__________________________________________________________

            Fax:________________________________________________________________

            Contact Person:_____________________________________________________

      3.    Beneficial ownership of Registrable Securities:_____________________

            ____________________________________________________________________

            ____________________________________________________________________

            UNLESS OTHERWISE INDICATED IN THE SPACE PROVIDED BELOW, ALL SHARES OF COMMON STOCK LISTED IN RESPONSE TO ITEM (3) ABOVE, INCLUDING ALL SHARES OF COMMON STOCK ISSUED OR ISSUABLE UPON EXERCISE OF THE WARRANTS HELD BY THE SELLING STOCKHOLDER, WILL BE INCLUDED IN THE REGISTRATION STATEMENT. IF THE UNDERSIGNED DOES NOT WISH ALL SUCH SHARES OF COMMON STOCK TO BE SO INCLUDED, PLEASE INDICATE BELOW THE PRINCIPAL AMOUNT OR THE NUMBER OF SHARES TO BE INCLUDED:

      4. Beneficial Ownership of the Issuer's securities owned by the Selling Stockholder:________________________________________________________

                  EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE ISSUER OTHER THAN THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (3).

            (a) Type and amount of other securities beneficially owned by the Selling Stockholder:__________________________________________

            (b)   CUSIP No(s). of such other securities beneficially owned:_____

      5.    Relationship with the Issuer:_______________________________________

            EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE ISSUER (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

   State any exceptions to the foregoing here:

      The undersigned Selling Stockholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

      The Selling Stockholder hereby acknowledges its obligations under the Subscription Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Subscription Agreement, the Issuer has agreed under certain circumstances to indemnify the Selling Stockholders against certain liabilities.

      In accordance with the undersigned Selling Stockholder's obligation under the Subscription Agreement to provide such information as maybe required by law for inclusion in the Registration Statement, the undersigned Selling Stockholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Subscription Agreement shall be made in writing at the address set forth below.

      In the event any Selling Stockholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Stockholder will notify the transferees at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Subscription Agreement.

      By signing below, the undersigned Selling Stockholder consents to the disclosure of the information contained herein in its answers to items (1) through (5) above and the inclusion of such information in the Registration
Statement and any related prospectus. The undersigned Selling Stockholder understands that such information will be relied upon by the Issuer without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement and any related prospectus.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned Selling Stockholder, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

                                              Selling Stockholder:


                                              By:_______________________________
                                                 Name:
                                                 Title:

Dated:___________________

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

                      FRANKLIN CAPITAL CORPORATION
                      C/O MILTON "TODD" AULT III
                      100 WILSHIRE BLVD.
                      15TH FLOOR
                      SANTA MONICA, CA 90401